UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2014

Bluerock Residential Growth REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of incorporation	(Commission File Number)	(I.R.S. Employer
or organization)		Identification No.)

712 Fifth Avenue, 9th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

The disclosure below describes the restructuring of our investment in 23Hundred@Berry Hill (the “Berry Hill Property”)

On December 9, 2014 we, through our operating partnership, Bluerock Residential Holdings, L.P., a Delaware limited partnership (our “Operating Partnership”), through BEMT Berry Hill, LLC, a Delaware limited liability company and a wholly owned subsidiary of our Operating Partnership (“BEMT Berry Hill”) entered into a series of transactions and agreements to restructure the ownership of the Berry Hill Property (the “Restructuring Transactions”).

Prior to the Restructuring Transactions, we held a 25.1% indirect equity interest in the Berry Hill Property, Bluerock Special Opportunity + Growth Fund III, LLC, a Delaware limited liability company (“Fund III”), an affiliate of our manager, held a 28.4% indirect equity interest, Bluerock Growth Fund, LLC, a Delaware limited liability company (“BGF”), an affiliate of our manager, held a 29.0% indirect equity interest and Stonehenge 23Hundred JV Member, LLC (“Stonehenge JV Member”), our joint venture partner and an affiliate of Stonehenge Real Estate Group, LLC (“Stonehenge”), held the remaining 17.5% indirect equity interest plus a promote interest based on investment return hurdles for its service as developer of the property. These indirect equity interests were held in BR Stonehenge 23Hundred JV, LLC, a Delaware limited liability company (“JV LLC”) which owns 100% of 23Hundred, LLC, a Delaware limited liability company (“23Hundred”), which owned 100% of the Berry Hill Property.

Following the Restructuring Transactions, the Berry Hill Property is now owned in tenancy-in-common interests adjusted for the agreed Stonehenge promote interest as follows: (i) BEMT Berry Hill and Fund III, through 23Hundred, hold a 42.2287% undivided tenant-in-common interest in the Berry Hill Property (we through BEMT Berry Hill own a 19.8% indirect equity interest and Fund III owns a 22.4% indirect equity interest); (ii) BGF’s subsidiary BGF 23Hundred, LLC, a Delaware limited liability company (“BGF 23Hundred”), holds a 22.9330% undivided tenant-in-common interest in the Berry Hill Property; and (iii) Stonehenge JV Member’s subsidiary SH 23Hundred TIC, LLC, a Delaware limited liability company (“SH TIC”) holds a 34.8383% undivided tenant-in-common interest in the Berry Hill Property.

As a result, we now own a 19.8% indirect equity interest in the Berry Hill Property, Fund III owns a 22.4% indirect equity interest, and each of BGF and Stonehenge JV Member indirectly own their respective undivided tenant-in-common interests in the Berry Hill Property.

The material agreements entered into to implement the Restructuring Transactions are described below.

Redemption of BGF’s Interest in BR Berry Hill Managing Member, LLC

Pursuant to a Redemption Agreement dated December 9, 2014 among BR Berry Hill Managing Member, LLC, a Delaware limited liability company (“BR MM”), BEMT Berry Hill, Fund III and BGF, BR MM redeemed BGF’s membership interest in BR MM in exchange for the assignment by BR MM to BGF of a 29.0351% membership interest in JV LLC. Following this redemption BEMT Berry Hill owned 46.9478% of BR MM and Fund III owned the remaining 53.0522% of BR MM, and the JV LLC was owned 53.4649% by BR MM, 29.0351% by BGF and 17.50% by Stonehenge JV Member.

Contribution of JV LLC Interests to BR Berry Hill Managing Member II, LLC

BEMT Berry Hill, Fund III, BR MM and BR Berry Hill Managing Member II, LLC, a Delaware limited liability company (“BR MM 2”) then entered into a Contribution and Distribution Agreement dated December 9, 2014 pursuant to which BR MM contributed 20.0% of its membership interest in JV LLC to BR MM 2 and BR MM 2 issued a 53.0522% membership interest in itself to Fund III and a 46.9478% membership interest to BEMT Berry Hill.

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Limited Liability Company Agreement of BR MM 2

BEMT Berry Hill and Fund III entered into a Limited Liability Company Agreement dated December 9, 2014 to provide for the operation and governance of BR MM 2. BEMT Berry Hill is the manager of the BR MM 2. Under the terms of the operating agreement of BR MM 2, major decisions with respect to BR MM 2 must be approved by both members. These major decisions include: (i) a merger or sale of all assets; (ii) admission or removal of members and additional equity issuances; (iii) liquidation, dissolution or termination; (iv) employing individuals; (v) incurring liabilities in excess of $25,000; (vi) expenses or distributions in excess of $25,000; (vii) entering into material agreements; (viii) material change in the strategic direction or material expansion of the business of the company; (ix) selling or refinancing any material asset; (x) confessing a judgment or submitting to arbitration; (xi) acquiring other real property; (xii) taking action likely to result in liability for any member or affiliate under any “bad boy” guaranties; (xiii) the amount and timing of contributions and distributions; and (xiv) amendment of the operating agreement or certificate of formation.

If BEMT Berry Hill and Fund III, as the members of BR MM 2, are not able to agree on a major decision , then after 15 days notice of its intent to do so, any party may initiate a buy-sell proceeding. Additionally, any party may initiate a proceeding to force the sale to a third party of the BR MM 2’s interest in the JV LLC, or, in the instance of the non-initiating parties’ rejection of a sale, cause the non-initiating parties to purchase the initiating party’s interest in BR MM 2. The operating agreement contains terms, conditions, representations, warranties and indemnities that are customary and standard for joint ventures in the real estate industry.

Distributions from BR MM 2 to BEMT Berry Hill and Fund III will be made on a pari passu basis in accordance with the members’ ownership percentages.

Redemption of Stonehenge JV Member from JV LLC

Pursuant to a Redemption Agreement dated December 9, 2014 among JV LLC, BR MM, BR MM 2, BGF and Stonehenge JV Member, JV LLC redeemed Stonehenge’s membership interest in JV LLC in exchange for a 34.8383% undivided tenant-in-common interest in the Berry Hill Property transferred to SH TIC by JV LLC. In addition, the remaining members of JV LLC released Stonehenge JV Member from any obligations it may have under the JV LLC’s limited liability company agreement following the date of the redemption. Stonehenge JV Member remains liable for obligations, costs or claims resulting from third party claims arising prior to the redemption.

SH TIC, Stonehenge JV Member’s wholly-owned subsidiary, received an undivided tenant-in-common interest on the basis of its ownership interest as adjusted for the parties’ valuation of the promote interest Stonehenge JV Member held in the JV LLC.

Redemption of BGF from JV LLC

JV LLC redeemed BGF’s membership interest pursuant to the terms and conditions of a Redemption Agreement dated December 9, 2014 among JV LLC, BGF, BR MM and BR MM 2. In exchange for the redemption of BGF’s membership interest, BGF’s wholly-owned subsidiary BGF 23Hundred was transferred a 22.9330% undivided tenant-in-common interest by JV LLC. In addition, the remaining members of JV LLC released BGF from any obligations it may have under the JV LLC’s limited liability company agreement following the date of the redemption. BGF remains liable for obligations, costs or claims resulting from third party claims arising prior to the redemption.

As a result of the redemptions of BGF and Stonehenge JV Member from the JV LLC, the JV LLC’s membership interests are held 65.5923% by BR MM and 37.4077% by BR MM 2.

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Amendment and Restatement of LLC Agreement of JV LLC

BR MM and BR MM 2, being the sole members of JV LLC following the redemptions described above, amended and restated the limited liability agreement of JV LLC in its entirety. The amended and restated limited liability company agreement of JV LLC dated December 9, 2014 provides that BR MM is the sole manager of JV LLC. Major decisions with respect to JV LLC must be approved by both members. These major decisions include: (i) a merger or sale of all assets; (ii) admission or removal of members and additional equity issuances; (iii) liquidation, dissolution or termination; (iv) employing individuals; (v) incurring liabilities in excess of $25,000; (vi) expenses or distributions in excess of $25,000; (vii) entering into material agreements; (viii) material change in the strategic direction or material expansion of the business of the company; (ix) selling or refinancing any material asset; (x) confessing a judgment or submitting to arbitration; (xi) acquiring other real property; (xii) taking action likely to result in liability for any member or affiliate under any “bad boy” guaranties; (xiii) the amount and timing of contributions and distributions; and (xiv) amendment of the operating agreement or certificate of formation. Notwithstanding the major decision rights of the members, any decision to be made by 23Hundred may be authorized and directed solely by BR MM.

If BR MM and BR MM 2, as the members of JV LLC, are not able to agree on a major decision , then after 15 days notice of its intent to do so, any party may initiate a buy-sell proceeding. Additionally, any party may initiate a proceeding to force the sale to a third party of JV LLC’s interest in 23Hundred, or, in the instance of the non-initiating parties’ rejection of a sale, cause the non-initiating parties to purchase the initiating party’s interest in JV LLC. The operating agreement contains terms, conditions, representations, warranties and indemnities that are customary and standard for joint ventures in the real estate industry.

Distributions from JV LLC to BR MM and BR MM 2 will be made on a pari passu basis in accordance with the members’ ownership percentages.

Tenancy in Common Agreement

23Hundred, BGF 23 Hundred and SH TIC have entered into a Tenancy in Common Agreement dated as of December 9, 2014 to govern the relationship between them as tenants-in-common in the Berry Hill Property and to provide for the operation of the Berry Hill Property. BEMT Berry Hill is also a signatory to the Tenancy in Common Agreement solely in respect of its obligations pursuant to the SH TIC’s put right described below. Each of the tenants-in-common shall be responsible for the payment of its percentage interest of the Berry Hill Property’s expenses and shall be entitled to its percentage interest of the Berry Hill Property’s revenues.

Decisions regarding the Berry Hill Property will be made by the tenants-in-common holding a majority of the percentage interests; provided that major decisions will require the unanimous approval of the tenants-in-common. These major decisions include: (i) selling or transferring all or any portion of the Berry Hill Property; (ii) leasing all or any portion of the Berry Hill Property (other than leases pursuant to an annually approved form lease and leasing parameters); (iii) borrowing money or otherwise creating a security interest in the Berry Hill Property; (iv) approving the annual operating budget or incurring costs outside such budget; (v) amending the Tenancy in Common Agreement; (vi) initiating any litigation relative to agreements the tenants-in-common are party to as tenants-in-common; (vii) taking any action that would cause any of the tenants-in-common or any of their respective affiliates to have liability relative to any guaranty of the loan secured by the Berry Hill Property; (viii) terminate the property manager, renew the property management agreement or executed any new property management agreement; and (ix) make or permit any capital improvements other than as required by an approved budget or lease, by a governmental authority or by any applicable loan documents.

The Tenancy in Common Agreement provides that the tenants-in-common may call for additional cash contributions if the Berry Hill Property’s revenues and receipts are insufficient to fund all items contemplated by an approved annual budget. Each tenant-in-common will be required to deliver to the property manager such tenant-in-common’s pro rata share of the additional cash called within ten days of the cash call. If a tenant-in-common fails to fund its share of a cash call then the other tenants-in-common may elect to fund the shortfall and treat the funds necessary to do so as a default loan to the defaulting tenant-in-common. Any such default loan will bear interest at a rate equal to 18% per annum or such lesser maximum rate as allowable by law. All cash distributions otherwise payable to a defaulting tenant-in-common shall be paid to the tenant-in-common funding a default loan until such default loan is paid in full.

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SH TIC has the right to put its interest in the Berry Hill Property to BEMT if the Berry Hill Property has not been sold by February 28, 2015. After such date, the SH TIC may require BEMT to buy its tenancy-in-common interest for a purchase price equal to SH TIC’s percentage interest multiplied by the then fair market value of the Berry Hill Property determined by: (i) appraisal; (ii) the average opinions of value of three commercial real estate brokers active in the Berry Hill Property’s locale; or (iii) such other mechanism as reasonably agreed. The closing of this purchase must occur within 90 days of the SH TIC’s delivery of notice of its exercise of its put right to BEMT. As a part of its obligation to purchase SH TIC’s tenancy-in-common interest, BEMT will be obligated to procure the consent of the Berry Hill Property’s secured lender to such transfer and to cause the release of all guaranties by affiliates of SH TIC.

Our operating partnership has executed a joinder to the Tenancy in Common Agreement in order to guaranty BEMT Berry Hill’s obligations relative to SH TIC’s put right, and in connection with such joinder has agreed to offer itself as a replacement guarantor to the Berry Hill Property’s secured lender in order to effectuate the release of the guaranties of SH TIC’s affiliates.

Consent and Amendment of Secured Loan

The transfers of tenancy-in-common interests in the Berry Hill Property to BGF 23Hundred and SH TIC required the consent of Fifth Third Bank (the “Lender”), the lender of a loan in the original principal amount of $23,569,000 secured by the Berry Hill Property (the “Senior Loan”). In connection therewith, 23Hundred, BGF 23Hundred, SH TIC and the Lender entered into an Assumption Agreement dated December 9, 2014 pursuant to which the Lender consented to the aforementioned transfers and BGF 23Hundred and SH TIC each assumed all of the obligations of 23Hundred under the Senior Loan.

23Hundred, BGF 23Hundred, SH TIC and the Lender also entered into a Fourth Amendment to Construction Loan Agreement dated December 9, 2014 for the purpose of amending the original Construction Loan Agreement, as previously amended, to include BGF 23Hundred and SH TIC as borrowers in addition to 23Hundred, to provide that BGF 23Hundred, 23Hundred and SH TIC are jointly and severally liable for the repayment of the Senior Loan, and to make other changes as the Lender required relative to the creation of the tenancy-in-common structure.

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ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF REGISTRANT

The information in this Report set forth under Item 1.01 is incorporated herein by reference.

Guaranty Obligations Related to SH TIC’s Put Right

Our operating partnership has executed a joinder to the Tenancy in Common Agreement in order to guaranty BEMT Berry Hill’s obligations relative to SH TIC’s put right, and in connection with such joinder has agreed to offer itself as a replacement guarantor to the Berry Hill Property’s secured lender in order to effectuate the release of the guaranties of SH TIC’s affiliates. If our operating partnership is required to act on its guaranty of SH TIC’s put right, our operating partnership will be required to purchase SH TIC’s tenancy-in-common interest in the Berry Hill Property for a purchase price equal to SH TIC’s percentage interest multiplied by the then fair market value of the Berry Hill Property determined by: (i) appraisal; (ii) the average opinions of value of three commercial real estate brokers active in the Berry Hill Property’s locale; or (iii) such other mechanism as reasonably agreed. Our operating partnership would be required to secure the Lender’s consent to any such purchase and the release of the guaranties of the Senior Loan by SH TIC’s affiliates.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future disposition of the Berry Hill Property. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: December 15, 2014	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer

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